UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2013

AMERICAN BAR ASSOCIATION MEMBERS /

NORTHERN TRUST COLLECTIVE TRUST

(Exact Name of Registrant as Specified in Charter)

Illinois	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street Chicago, Illinois	60603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    Entry into a Material Definitive Agreement.

On September 26, 2013, State Street Global Advisors, a division of State Street Bank and Trust Company (“State Street”), and Northern Trust Investments, Inc. (the “Trustee”), as trustee of the American Bar Association Members/Northern Trust Collective Trust (the “Collective Trust”), entered into an amendment (the “Amendment”) to the Investment Management Agreement dated July 1, 2010 between State Street and the Trustee, pursuant to which the Trustee has retained State Street as an investment manager for certain assets invested in the Collective Trust. The Amendment provides that the Trustee will allocate additional assets to State Street to be invested in the SSgA Dow Jones-UBS Roll Select Commodity Index Non-Lending Series Fund – Class A maintained by State Street.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment filed as Exhibit 10.8.2 hereto and which is incorporated herein by reference.

On September 26, 2013, the Trustee, as trustee of the Collective Trust, entered into an Investment Advisor Agreement with Lee Munder Capital Group, LLC (“Lee Munder Capital”) pursuant to which, on or about October 1, 2013, Lee Munder Capital began providing investment advisory services with respect to a portion of the International All Cap Equity Fund. The target allocation for Lee Munder Capital is 3% of the assets of the International All Cap Equity Fund.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Investment Advisory Agreement filed as Exhibit 10.36 hereto and which is incorporated herein by reference.

ITEM 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.8.2	Amendment to Investment Management Agreement dated September 26, 2013 amending the Investment Management Agreement between State Street Global Advisors (a division of State Street Bank and Trust Company) and Northern Trust Investments, Inc. (f/k/a Northern Trust Investments, N.A.)

10.36	Investment Advisor Agreement by and between Northern Trust Investments, Inc. and Lee Munder Capital Group, LLC, dated September 26, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / NORTHERN TRUST COLLECTIVE TRUST

Date: October 1, 2013	By:	/s/ Randal Rein
Name: Randal Rein Title: Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.8.2	Amendment to Investment Management Agreement dated September 26, 2013 amending the Investment Management Agreement between State Street Global Advisors (a division of State Street Bank and Trust Company) and Northern Trust Investments, Inc. (f/k/a Northern Trust Investments, N.A.)

10.36	Investment Advisor Agreement by and between Northern Trust Investments, Inc. and Lee Munder Capital Group, LLC, dated September 26, 2013.

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